SUPPLEMENT DATED AUGUST 20, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997

                           WRL SERIES ANNUITY ACCOUNT

                        C.A.S.E. RESERVE VARIABLE ANNUITY

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

         On August 15, 1997, Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and several other applicants filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of: (1) shares of the C.A.S.E. Growth Portfolio of the WRL Series Fund, Inc. (the "Fund") for shares of the C.A.S.E. Quality Growth Portfolio of the Fund, and (2) shares of the C.A.S.E. Growth Portfolio of the Fund for shares of the C.A.S.E. Growth & Income Portfolio of the Fund currently held by the corresponding Sub-Accounts of the WRL Series Annuity Account (the "Account"). To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions.

         If approved,  the effect of the share  substitution will be to replace:
(1) the C.A.S.E. Quality Growth Portfolio with the C.A.S.E. Growth Portfolio; and (2) the C.A.S.E. Growth & Income Portfolio with the C.A.S.E. Growth Portfolio, as investment options under your C.A.S.E. Reserve Variable Annuity Contract (the "Contract") described in your May 1, 1997 prospectus. The C.A.S.E. Growth Portfolio is described in the Fund's current prospectus, which you previously received under separate cover.

         If approved, Western Reserve would carry out the proposed substitutions as soon as all necessary regulatory approvals have been obtained (anticipated to be before December 31, 1997), by redeeming the C.A.S.E. Quality Growth Portfolio shares in cash and purchasing with the proceeds shares of the C.A.S.E. Growth Portfolio, and by redeeming the C.A.S.E. Growth & Income Portfolio shares in cash and purchasing with the proceeds shares of the C.A.S.E. Growth Portfolio. If carried out, the proposed substitutions would result in the involuntary reinvestment of Contract owners' Cash Value invested in the C.A.S.E. Quality Growth and C.A.S.E. Growth & Income Portfolios.

         The investment objective of the Fund's C.A.S.E. Growth Portfolio is:

         C.A.S.E. GROWTH PORTFOLIO: seeks capital growth through investment in common stocks of small to medium-sized companies. This Portfolio will primarily invest in smaller, less well-established companies with limited product lines and financial resources.

         Contract owners and prospective purchasers should carefully read the prospectus for the Fund. Additional copies of the Fund's prospectus are available from Western Reserve (call 1-800-851-9777).

         From the date of this Supplement until 30 days after the date of the proposed substitutions, each Contract owner will be permitted to make one transfer from each of the C.A.S.E. Quality Growth Sub-Account and the C.A.S.E. Growth & Income Sub-Account of all the Cash Value under the Contract invested in that Sub-Account to other available Sub-Account(s) (other than the C.A.S.E. Quality Growth and C.A.S.E. Growth & Income Sub-Accounts) without that transfer(s) counting as one of the limited number of transfers permitted in a Contract Year free of charge. In addition, Western Reserve will not exercise any rights reserved by Western Reserve under the Contract to impose additional restrictions on transfers until at least 30 days after the proposed substitutions.

         In connection with the proposed substitutions, the C.A.S.E. Quality Growth and the C.A.S.E. Growth & Income Portfolios will be closed to new investment on November 15, 1997. After such date, Contract owners will not be permitted to allocate net purchase payments to or transfer Cash Value to the Sub-Accounts of the Account investing in the C.A.S.E. Quality Growth and the C.A.S.E. Growth & Income Portfolios.

         Wire Transfers. Effective September 1, 1997, Western Reserve will no longer make payment for partial withdrawals or Surrenders under the Contract by wire transfer.
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